Exhibit 10(g)

“* * * * * * * * * * * * *” DENOTE MATERIAL THAT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

AMENDMENT TO LICENSE AGREEMENTS

This Amendment to the license agreements listed below (this “Amendment”) is made and entered into effective as of September 27, 2011 (the “Effective Date”) by and among Marvel Characters B.V. (formerly licensed by Marvel Characters, Inc.), with an office at 1600 Rosecrans Avenue, Manhattan Beach, CA 90266 (“Marvel”) and, solely with respect to characters based on movies and television shows featuring Spider-Man and produced by Sony Pictures Entertainment Inc. (“Spider-Man Movie Characters”), Spider-Man Merchandising L.P. with an office at 1600 Rosecrans Avenue, Manhattan Beach, CA 90266 (the “LP” and, together with Marvel, the “Licensor”), and Hasbro, Inc., a Rhode Island corporation, located at 1027 Newport Ave., Pawtucket, R.I. 02862-1059 (together with all of its affiliates, the “Licensee”).

Reference is made to the following agreements between the Licensor and the Licensee:

(A) License Agreement D05184 (as amended to date, “License Agreement D05184”);

(B) License Agreement D06053 (as amended to date, “License Agreement D06053”);

(C) License Agreement D02191 (as amended to date, “License Agreement D02191”); and

(D) License Agreement D09001 (as amended to date, “License Agreement D09001”).

License Agreement D05184, License Agreement D06053, License Agreement D02191 and License Agreement D09001 are collectively referred to as the “License Agreements.” Capitalized terms not defined herein have the same meanings herein as in the License Agreements.

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree to the following terms and to amend the License Agreements as follows:

1. Definition of Distributor. Effective as of December 28, 2009, and for all periods following December 28, 2009, the following definition of distributor is added to all of the License Agreements for purposes of * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * (such as, for example, in determining if a party is an Unaffiliated international distributor of the Licensee).

The word “distributor” shall mean any party in the market in question that, at the time in question, primarily conducts its business as a distributor in the market in question (such as by primarily selling to other retailers), rather than primarily as a retailer selling product to ultimate consumers. The same party could be considered a distributor in one market and not in another market, based on differences in how that party’s business is primarily conducted in the two markets.

2. Definition of Orient Direct Import Sales, Which Previously Have Been Referred to as FOB Sales. Effective as of December 28, 2009, and for all periods following December 28, 2009, the terms “orient direct import sales”, “direct import sales” and “FOB sales” are all intended to have the same meaning, and all such terms are intended to mean sales in which the (i) customer takes ownership of product in the region of manufacture (such as in China, Hong Kong, or in some other sourcing country which the Licensee may use in the future, such as Vietnam), (ii) customer intends to sell such product in a market other than the one in which they initially take ownership and (iii) customer takes responsibility for transporting the product to the intended market. An example of this would be where a customer in the United States or Germany purchases product and takes possession of the product in Hong Kong or China, and then imports the product into the United States, or Germany, respectively.

A “domestic sale” is any sale of product in a territory that does not meet the definition of an orient direct import sale into that territory. For example, if Hasbro Germany sells product manufactured in China to a third party retailer in Russia and the third party retailer in Russia takes possession of the product in Germany and arranges for importation of the product into Russia, that is not an orient direct import sale. * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *

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(b) Royalty Calculations: Effective as of December 28, 2009, and for all periods following December 28, 2009, Section 5(a) of each of the License Agreements is deleted and replaced in its entirety with the following provision.

“5. ROYALTIES, PAYMENTS, REPORTS, RECORDS AND BRAND INTEGRITY

(a) Royalties. Licensee agrees to pay Licensor royalties at the Royalty Rate identified in Section 1(g), determined as follows:

(i) Royalties shall be calculated by applying the Royalty Rate identified in Section 1(g) to Licensee’s (or its Affiliates’) Net Sales (defined below). “Affiliate” means, with respect to any party, any other party directly or indirectly controlling or that is controlled by or is under common control with such party. For the purposes of this definition, “control” means the possession of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise. “Affiliated” and “Unaffiliated” shall have corresponding meanings.

(ii) * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *

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(iii) Royalties as specified herein shall become due on the last day of each of Hasbro’s quarterly fiscal periods, and shall be paid not later than thirty (30) days following the end of the Hasbro fiscal period for all Net Sales accruing for the United States, Canada and their respective territories and possessions in that Hasbro fiscal period and not later than sixty (60) days following the end of the Hasbro fiscal period for all Net Sales accruing in the remainder of the Territory in that Hasbro fiscal period, accompanied by the Royalty Report required herein. Royalties are due on any and all sales or other disposition of the Products. Products shall be considered sold and Net Sales shall be deemed accrued for all purposes hereunder on the date of shipment or the date that the shipment is invoiced by the Licensee, whichever date is earlier. Hasbro’s fiscal year ends on a Sunday within two weeks of the end of each calendar year, and Hasbro’s quarterly fiscal periods typically consist of thirteen (13) weeks each, ending on a Sunday.

(iv) Licensee’s (and its Affiliates’) sales and pricing policies shall reasonably optimize maximum availability of the Licensed Articles in the Territory and Channels of Distribution while avoiding deep discounts, liquidation, close-outs, over-production, “market flooding” or other disparaging pricing and related production practices which would reasonably constitute “dumping” as the term is generally understood in the consumer products industry, unless specifically agreed to in advance and in writing by Licensor. Nothing herein shall be construed as granting Licensor the right to set or approve Licensee’s pricing, and nothing shall be deemed to restrict Licensee’s ability to set prices in its own unfettered discretion. * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *

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5. Brand Assurance. Effective as of the Effective Date of this Amendment, a new Section 8(g) is hereby added to each of the License Agreements as follows. For avoidance of doubt, a copy of the form of brand assurance submission receipt is attached to this amendment as Exhibit A.

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6. Sections 1(c) and 1(g): Latin America.

(a) Effective as of December 26, 2011, section 1(c) of each of the License Agreements is hereby amended to provide that the Licensed Categories under the respective License Agreement shall not include the following categories of Licensed Articles for manufacture, promotion, sale, distribution, shipment or other exploitation in Latin America, which, for the avoidance of doubt, includes Mexico, Central America, the Caribbean and South America (it being understood that for all other licensed markets, other than Latin America, the Licensed Categories are unchanged):

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(b) Each of the License Agreements is hereby amended by adding the following at the end of the respective License Agreement’s Section 1(g):

“* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *. If Licensee so elects,

Licensor will * * * * * allow Hasbro Brazil, or any other Brazilian Affiliate(s) of Licensee, to pay some or all of the royalties associated with sales in Brazil directly to Licensor in the United States.”

7. Treatment of Sales Made on United States Military Bases and Other Military Facilities. Effective as of December 28, 2009, the parties hereby acknowledge and agree that sales to military bases or other military installations owned, controlled or operated by the United States of America, wherever located globally, are considered, for purposes of the License Agreements, to be sales into the United States of America.

8. Extension of the Term of License Agreement D06053 and License Agreement D02191. The parties hereby acknowledge and agree that the Expiration Dates of both License Agreement D06053 and License Agreement D02191 are extended such that both agreements will not expire (except in the case of an early termination in accordance with their terms, e.g. for uncured breach of such agreements by Licensee) as to any Licensed Categories or any aspect of the Licensed Property until the effective dates of the applicable markets and Licensed Categories under License Agreement D09001. The intent of this provision is that there will be no gap in time between the expiration date of either License Agreement D06053 or License Agreement D02191, on the one hand, and the effective dates of the applicable elements of License Agreement D09001, on the other hand.

9. Wall-Crawling Spider-Man. Effective as of the Effective Date, Section 1(g) – Royalty Rate of License Agreement D05184 shall be amended by adding a new subsection A(7) as follows:

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10. Integrity of Amendment. This Amendment contains and embodies the entire agreement and understanding of the parties concerning the subject matter hereof. No warranties, representations, understandings, inducements, promises, guarantees, agreements or conditions, express or implied, not expressly contained herein, have been made or shall be enforceable by either party concerning the subject matter hereof.

11. Other Matters. This Amendment may be executed in counterparts, which together will constitute one agreement. Except as expressly modified herein, the License Agreements shall remain in full force and effect and are hereby reaffirmed by the parties with respect to rights, duties and obligations to be performed, exercised or executed after the Effective Date hereof. To the extent that this Amendment is inconsistent with any provision in the License Agreements, the terms of this Amendment shall prevail.

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IN WITNESS WHEREOF, the Parties have executed this Amendment as of the first date written above.

MARVEL CHARACTERS B.V.

By:	/s/ Alan Fine
Name:	Alan Fine
Title:	Authorized Signatory
Date:	September , 2011

SPIDER-MAN MERCHANDISING L.P.

By:	Marvel Characters, Inc. as General Partner

	By:	/s/ Alan Fine
	Name:	Alan Fine
	Title:	Executive Vice President
	Date:	September , 2011

HASBRO, INC.

By:	/s/ Deborah Thomas
Name:	Deborah Thomas
Title:	CFO
Date:	9/27/2011

Exhibit A:

Form of brand assurance submission receipt provided to Licensee on September 20, 2011